Filed Pursuant to Rule 497(e)

Securities Act File No. 333-196273

USCF ETF TRUST

Supplement dated September 11, 2023

to the following Statements of Additional Information (SAI):

SAI dated October 30, 2022 of USCF Midstream Energy Income Fund (UMI),

SAI dated October 30, 2022 of USCF Dividend Income Fund (UDI),

SAI dated October 30, 2022 of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI), and USCF Gold Strategy Plus Income Fund (GLDX),

SAI dated January 4, 2023 of USCF Sustainable Battery Metals Strategy Fund (ZSB),

SAI dated April 25, 2023 of USCF Energy Commodity Strategy Absolute Return Fund (USE), and

SAI dated August 1, 2023 of USCF Sustainable Commodity Strategy Fund (ZSC)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective September 8, 2023, Andrew F. Ngim resigned from his position as Trustee of the USCF ETF Trust (the “Trust”). All references to Mr. Ngim as a Trustee are removed in their entirety. Mr. Ngim continues to serve as Vice President of the Trust, and as portfolio manager for SDCI, USE, ZSB and ZSC.

Please retain this supplement for future reference.